CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	MANAGERS AMG FUNDS– MANAGERS AMG ESSEX AGGRESSIVE GROWTH FUND, MANAGERS AMG ESSEX LARGE CAP GROWTH FUND AND MANAGERS AMG SMALL/MICRO CAP GROWTH FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: July 8, 2005	/s/ Peter M. Lebovitz
Peter M. Lebovitz
President

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:	MANAGERS AMG FUNDS– MANAGERS AMG ESSEX AGGRESSIVE GROWTH FUND, MANAGERS AMG ESSEX LARGE CAP GROWTH FUND AND MANAGERS AMG SMALL/MICRO CAP GROWTH FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated: July 8, 2005	/s/ Bruce M. Aronow
Bruce M. Aronow
Chief Financial Officer